November 2017 Investor Presentation Contact: Jon Faulkner CFO The Dixie Group Phone: 706-876-5814 jon.faulkner@dixiegroup.com Exhibit 99.1

Forward Looking Statements The Dixie Group, Inc. • Statements in this presentation which relate to the future, are subject to risk factors and uncertainties that could cause actual results to differ materially from those indicated in such forward-looking statements. Such factors include the levels of demand for the products produced by the Company. Other factors that could affect the Company’s results include, but are not limited to, raw material and transportation costs related to petroleum prices, the cost and availability of capital, and general economic and competitive conditions related to the Company’s business. Issues related to the availability and price of energy may adversely affect the Company’s operations. Additional information regarding these and other factors and uncertainties may be found in the Company’s filings with the Securities and Exchange Commission. • General information set forth in this presentation concerning market conditions, sales data and trends in the U.S. carpet and rug markets are derived from various public and, in some cases, non-public sources. Although we believe such data and information to be accurate, we have not attempted to independently verify such information. 2

Dixie History • 1920 Began as Dixie Mercerizing in Chattanooga, TN • 1990’s Transitioned from textiles to floorcovering • 2003 Refined focus on upper- end floorcovering market • 2003 Launched Dixie Home - upper end residential line • 2005 Launched modular tile carpet line – new product category • 2007 Launched wool products in Masland & Fabrica – high-end designers • 2012 Purchased Colormaster dye house – lower cost • 2012 Purchased Crown rugs – wool rugs • 2013 Purchased Robertex - wool carpet manufacturing • 2014 Expanded and realigned manufacturing to increase capacity • 2014 Purchased Atlas Carpet Mills – high-end commercial business • 2014 Purchased Burtco - computerized yarn placement for hospitality • 2016 Completed restructuring of manufacturing facilities • 2017 Entered the hard surface market in Calibre & Stainmaster LVT 3

Dixie Today • Commitment to brands in the upper- end market with strong growth potential. • Diversified between Commercial and Residential markets. • Diversified customer base (TTM Basis) – Top 10 carpet customers • 17% of sales – Top 100 carpet customers • 31% of sales 4

5 Dixie Group Drivers What affects our business? The market dynamics: • Residentially • The market is driven by home sales and remodeling. • New construction is a smaller effect. • Dixie is driven by the wealth effect. • The stock market and consumer confidence. • Commercially • The market is driven by remodeling of offices, schools, retail and hospitality as demonstrated by the investment in non-residential fixed structures. • Dixie is driven by upper-end remodeling in offices, retail remodeling, higher education, and upper-end hospitality that primarily involves a designer.

New and Existing Home Sales Seasonally Adjusted Annual Rate 6 New 1,000 Existing 1,000 Source: National Association of Realtors (existing) and census.gov/newhomesales 3,000 3,500 4,000 4,500 5,000 5,500 6,000 250 300 350 400 450 500 550 600 650 700 750 800 Jan '13 Jan '14 Jan '15 Jan '16 Jan '17 • “Nearly two-thirds of renters currently believe now is a good time to buy a home, but weakening affordability and few choices in their price range have made it really difficult for more aspiring first-time buyers to reach the market.” Lawrence Yun Chief Economist National Association of Realtors October 20, 2017

Residential and Commercial Fixed Investment 7 Rebound in residential activity Commercial activity is flat We expect 2017 to continue the rebound of residential fixed investment as a percent of GDP

The Industry as compared to The Dixie Group 8 Source: U.S. Bureau of Economic Analysis and Company estimates

2016 U.S. Flooring Manufacturers 9 Source: Floor Focus Carpet includes sales of carpet as broadloom, modular tile and rugs Flooring includes sales of carpet, rugs, ceramic floor tile, wood, laminate, resilient and rubber Carpet & Rug Leaders Carpet $ in millions Carpet % Flooring $ in millions Flooring % Shaw (Berkshire Hathaway) $ 3,136 29.5% 3,983 19.2% Mohawk (MHK) $ 2,621 24.6% 4,892 23.6% Engineered Floors (Private) $ 659 6.2% 659 3.2% Interface (TILE) $ 498 4.7% 498 2.4% Beaulieu (Bought by EF 11-2017) $ 449 4.2% 479 2.3% Dixie (DXYN) $ 394 3.7% 394 1.9% Imports & All Others $ 2,876 27.0% 9,809 47.4% U.S. Carpet & Rug Market $ 10,633 100.0% 20,714 100.0%

Dixie versus the Industry TTM Q3 2017 U.S. Carpet & Rug Market of $10.5 billion 10 Source: Floor Covering Weekly and Dixie Group estimate TTM Q3 2017 Dixie sales [CATE GORY NAME] , [VALU E] [CATE GORY NAME] , [VALU E] [CATE GORY NAME] , [VALU E] [CATE GORY NAME] , [VALU E]

Carpet Growth Dixie Market Share in Dollars and Units 11

Industry Positioning The Dixie Group • Strategically our residential and commercial businesses are driven by our relationship to the upper-end consumer and the design community • This leads us to: – Have a sales force that is attuned to design and customer solutions – Be a “product driven company” with emphasis on the most beautiful and up-to-date styling and design – Be quality focused with excellent reputation for building excellent products and standing behind what we make – And, unlike much of the industry, not manufacturing driven 12

Residential Market Positioning The Dixie Group 13 BROADLOOM RESIDENTIAL SALES T O T A L M A R K E T : S Q U A R E Y A R D S OR S AL E S DO L L A R S ESTIMATED TOTAL WHOLESALE MARKET FOR CARPETS AND RUGS: VOLUME AND PRICE POINTS Positioning of Dixie Brands by Price Point Segment Dixie Home Fabrica INDUSTRY AVERAGE PRICE/ SQ YD $0 $14 $21 $28 $35 $42 $49 Note: Industry average price is based on sales reported through industry sources. Excerpt from KSA Study dated May 2004, Titled "KSA Assessment of Dixie's Residential and Contract Carpet Businesses", commissioned by The Dixie Group, Inc. $8 Masland FOCUSED NATIONAL SUPPLIER IN THE UPPER END OF THE SOFT FLOOR COVERING MARKET

Dixie Group High-End Residential Sales All Residential Brands Masland Dixie Home Fabrica 14 Sales by Brand for TTM Q3 2017

Dixie Group High-End Residential Sales All Brands Retailer Designer Mass Merchant Builder Commercial Specialty - OEM 15 Sales by Channel for TTM Q3 2017 The company believes that a significant portion of retail sales also involve a designer

• Well-styled moderate to upper priced residential broadloom line – Known for differentiated pattern and color selection • Dixie Home provides a “full line” to retailers – Sells specialty and mass merchant retailers • Growth initiatives – Stainmaster® Tru Soft TM Fiber Technology – Stainmaster® PetProtect ® Fiber Technology 16

• Leading high-end brand with reputation for innovative styling, design and color • High-end retail / designer driven – Approximately 24% of sales directly involve a designer – Hand crafted and imported rugs • Growth initiative – Stainmaster® TruSoft™ Fiber Technology – Stainmaster® PetProtect ® Fiber Technology – Wool products in both tufted and woven constructions 17

• Premium high-end brand – “Quality without Compromise” • Designer focused – Approximately 31% of sales directly involve a designer – Hand crafted and imported rugs • Growth initiatives – Stainmaster® TruSoft™ Fiber Technology – Fabrica Permaset dyeing process “unlimited color selection in wool” 18

Commercial Market Positioning The Dixie Group • We focus on the “high-end specified soft floorcovering contract market” • Our Atlas brand – Designer driven focused on the fashion oriented market space • Our Masland Contract brand – Broad product line for diverse commercial markets • Our Masland Hospitality brand – Custom products for the hospitality industry • Our Masland Residential sales force – Sells “main street commercial” through retailers 19

• Atlas is our premium commercial brand • Dedicated to serving the architect and designer needing finer goods • Focus is on the corporate market through high fashion broadloom and modular carpet tile offerings • With state-of-the-art tufting machines Atlas can quickly manufacture both custom and running line products 20

• Upper-end brand in the specified commercial marketplace – Corporate, End User, Store Planning, Hospitality, Health Care, Government and Education markets • Designer focused • Strong national account base • Growth initiatives – Masland Contract Modular Carpet Tile – Masland Hospitality using “computerized yarn placement” technology – Calibré Luxury Vinyl Tile 21

Hospitality Corporate Education Store Planning Gov't Health Care Other 22 Sales by Channel for TTM Q3 2017 Channels: Interior Design Specifier and Commercial End User

Dixie Group Sales $ in millions 23 331 321 283 205 231 270 266 345 407 422 397 410 0 50 100 150 200 250 300 350 400 450 2006 2007 2008 2009 2010 2011 2012 2013 2014 2015 2016 TTM Q3 2017 Net Sales

Sales & Operating Income $ in millions 24 Note: Non-GAAP reconciliation starting on slide 27 Y 2007 Y 2008 Y 2009 Y 2010 Y 2011 Y 2012 Y 2013 Y 2014 Y 2015 Y 2016 TTM Q3 17 Net Sales 321 283 203 231 270 266 344 407 422 397 410 Net Income (Loss) 6.2 (31.5) (42.2) (4.7) 1.0 (0.9) 5.3 (1.4) (2.4) (5.3) (2.8) Operating Income 16.7 (28.5) (45.4) (2.6) 5.7 1.8 8.9 (5.2) 2.0 (3.4) 1.7 Non-GAAP Adjusted Op. Income 16.7 1.5 (8.4) (1.0) 5.1 3.5 16.4 4.7 4.9 (2.0) 1.3 EBITDA 29.2 (14.7) (32.1) 8.4 14.8 11.2 18.7 16.9 15.9 10.0 13.1 Non-GAAP Adjusted EBITDA 29.7 15.5 5.3 10.3 14.5 13.2 26.5 17.7 19.0 11.5 13.0 Q1 2015 Q2 2015 Q3 2015 Q4 2015 Q1 2016 Q2 2016 Q3 2016 Q4 2016 Q1 2017 Q2 2017 Q3 2017 Net Sales 95.9 110.0 108.9 107.8 89.2 105.3 100.3 102.6 97.5 107.2 102.7 Net Income (Loss) (2.5) 0.5 0.1 (0.5) (4.8) 1.7 0.5 (2.7) (0.6) 1.1 (0.6) Operating Income (2.7) 2.2 1.3 1.2 (5.8) 3.4 1.9 (2.9) 0.6 3.2 0.8 Non-GAAP Adjusted Op. Income (1.9) 3.1 1.9 1.9 (4.4) 3.8 1.9 (3.3) 0.6 3.2 0.8 EBITDA 0.9 5.8 4.9 4.4 (2.4) 6.8 5.3 0.3 3.8 5.1 4.0 Non-GAAP Adjusted EBITDA 1.7 6.7 5.5 5.1 (0.9) 7.1 5.3 0.0 3.8 5.2 4.0

Current Business Conditions 2017 Initiatives • We have consolidated our two commercial brands, Masland Contract and Atlas, under one management, sharing operations in marketing, product development and manufacturing but maintaining distinct sales forces. • We announced our Profit Improvement Program, with a charge in the fourth quarter of approximately $775 thousand but savings in 2018 of over $3 million. • We are taking advantage of the opportunities created in the west coast market with added retailer and builder penetration and increased service flexibility with the acquisition of the Porterville, CA yarn facility. • Masland Contract has launched both the new Calibré and Quiet Down luxury vinyl flooring product lines. • We have placed over 1,200 displays of Stainmaster PetProtect® luxury vinyl flooring through our Masland and Dixie Home residential brands. • The fourth quarter has started off upbeat with our floorcovering sales up 11% over the first 5 weeks as compared to this same time in 2016. 25

Non-GAAP Information 27 Use of Non-GAAP Financial Information: The Company believes that non-GAAP performance measures, which management uses in evaluating the Company's business, may provide users of the Company's financial information with additional meaningful bases for comparing the Company's current results and results in a prior period, as these measures reflect factors that are unique to one period relative to the comparable period. However, the non-GAAP performance measures should be viewed in addition to, not as an alternative for, the Company's reported results under accounting principles generally accepted in the United States. The Company defines Adjusted Gross Profit as Gross Profit plus manufacturing integration expenses of new or expanded operations, plus acquisition expense related to the fair market write up of inventories, plus one time items so defined (Note 1) The Company defines Adjusted S,G&A as S,G&A less manufacturing integration expenses included in selling, general and administrative, less direct acquisition expenses, less one time items so defined. (Note 2) The Company defines Adjusted Operating Income as Operating Income plus manufacturing integration expenses of new or expanded operations, plus acquisition expense related to the fair market write up of inventories, plus facility consolidation and severance expenses, plus acquisition related expenses, plus impairment of assets, plus impairment of goodwill, plus one time items so defined. (Note 3) The Company defines Adjusted Income from Continuing Operations as net income plus discontinued operations net of tax, plus manufacturing integration expenses of new or expanded operations, plus facility consolidation and severance expenses, plus acquisition related expenses, plus impairment of assets, plus impairment of goodwill, plus one time items so defined , all tax effected. (Note 4) The Company defines Adjusted EBIT as net income plus taxes and plus interest. The Company defines Adjusted EBITDA as Adjusted EBIT plus depreciation and amortization, plus manufacturing integration expenses of new or expanded operations, plus facility consolidation and severance expenses, plus acquisition related expenses, plus impairment of assets, plus impairment of goodwill, plus one time items so defined. (Note 5) The Company defines Free Cash Flow as Net Income plus interest plus depreciation plus non-cash impairment of assets and goodwill minus the net change in working capital minus the tax shield on interest minus capital expenditures. The change in net working capital is the change in current assets less current liabilities between periods. (Note 6) The Company defines Non-GAAP Earnings per Share (EPS) as the Adjusted Operating Income less Interest and other expense, tax adjusted at a 35% rate, and divided by the number of fully diluted shares. (Note 7) The Company defines Net Sales as Adjusted as net sales less the last week of sales in a 53 week fiscal year. (Note 8)

Non-GAAP Information Non-GAAP Gross Profit Q1 2016 Q2 2016 Q3 2016 Q4 2016 Q1 2017 Q2 2017 Q3 2017 2015 2016 Net Sales 89,234 105,316 100,297 102,606 97,541 107,187 102,650 422,484 397,453 Gross Profit 19,506 28,242 25,831 21,846 25,161 28,426 24,857 106,231 95,425 Plus: Business integration expense - - - - - - - - - Plus: Amortization of inventory step up - - - - - - - - - Non-GAAP Adj. Gross Profit (Note 1) 19,506 28,242 25,831 21,846 25,161 28,426 24,857 106,231 95,425 Gross Profit as % of Net Sales 21.9% 26.8% 25.8% 21.3% 25.8% 26.5% 24.2% 25.1% 24.0% Non-GAAP Adj. Gross Profit % of Net Sales 21.9% 26.8% 25.8% 21.3% 25.8% 26.5% 24.2% 25.1% 24.0% Non-GAAP S,G&A Q1 2016 Q2 2016 Q3 2016 Q4 2016 Q1 2017 Q2 2017 Q3 2017 2015 2016 Net Sales 89,234 105,316 100,297 102,606 97,541 107,187 102,650 422,484 397,453 Selling and Administrative Expense 23,666 24,320 23,774 25,223 24,481 25,261 24,044 100,422 96,983 Plus: Business integration expense - - - - - - - - - Less: Acquisition expenses - - - - - - - - - Non-GAAP Adj. Selling and Admin. Expense 23,666 24,320 23,774 25,223 24,481 25,261 24,044 100,422 96,983 S,G&A as % of Net Sales 26.5% 23.1% 23.7% 24.6% 25.1% 23.6% 23.4% 23.8% 24.4% Non-GAAP S,G&A as % of Net Sales (Note 2) 26.5% 23.1% 23.7% 24.6% 25.1% 23.6% 23.4% 23.8% 24.4% 28

29 Non-GAAP Operating Income Q1 2016 Q2 2016 Q3 2016 Q4 2016 Q1 2017 Q2 2017 Q3 2017 2015 2016 Net Sales 89,234 105,316 100,297 102,606 97,541 107,187 102,650 422,484 397,453 Operating income (loss) (5,840) 3,403 1,916 (2,894) 628 3,179 767 1,990 (3,415) Plus: Acquisition expenses - - - - - - - - - Plus: Amortization of inventory step up - - - - - - - - - Plus: Business integration expense - - - - - - - - - Plus: Profit improvement plans 1,413 403 (1) (359) - - - 2,946 1,456 Plus: Impairment of assets - - - - - - - - - Plus: Impairment of goodwill - - - - - - - - - Non-GAAP Adj. Operating Income (Loss) (Note 3) (4,427) 3,806 1,915 (3,253) 628 3,179 767 4,936 (1,959) Operating income as % of net sales -6.5% 3.2% 1.9% -2.8% 0.6% 3.0% 0.7% 0.5% -0.9% Adjusted operating income as a % of net sales -5.0% 3.6% 1.9% -3.2% 0.6% 3.0% 0.7% 1.2% -0.5% Non-GAAP Income from Continuing Operations Q1 2016 Q2 2016 Q3 2016 Q4 2016 Q1 2017 Q2 2017 Q3 2017 2015 2016 Net income (loss) as reported (4,767) 1,677 534 (2,722) (604) 1,103 (558) (2,426) (5,278) Less: (Loss) from discontinued, net tax (10) 62 (39) (84) (29) (123) (11) (148) (71) Income (loss) from Continuing Operations (4,757) 1,615 573 (2,638) (575) 1,225 (547) (2,278) (5,207) Plus: Business integration expense - - - - - - - - - Plus: Profit improvement plans 1,413 403 (1) (359) - - - 2,946 1,456 Plus: Amortization of inventory step up - - - - - - - - - Plus: Acquisition expenses - - - - - - - - - Less: Gain on purchase of business - - - - - - - - - Plus: Impairment of assets - - - - - - - - - Plus: Impairment of goodwill - - - - - - - - - Plus: Tax effect of above (537) (153) 0 136 - - - (1,119) (553) Plus: Prior years tax credits and val. allowance - - - - - - - - - Non-GAAP Adj. (Loss) / Inc from Cont. Op's (Note 4) (3,881) 1,865 572 (2,861) (575) 1,225 (547) (451) (4,304) Adj diluted EPS from Cont. Op's (0.25) 0.12 0.04 (0.18) (0.04) 0.08 (0.03) (0.03) (0.28) Wt'd avg. common shares outstanding - diluted 15,600 15,783 15,744 15,659 15,673 15,826 15,707 15,536 15,638

30 Non-GAAP EBIT and EBITDA Q1 2016 Q2 2016 Q3 2016 Q4 2016 Q1 2017 Q2 2017 Q3 2017 2015 2016 Net income (loss) as reported (4,767) 1,677 534 (2,722) (604) 1,103 (558) (2,426) (5,278) Less: (Loss) from discontinued, net tax (10) 62 (39) (84) (29) (123) (11) (148) (71) Plus: Taxes (2,415) 451 27 (1,685) (163) (570) (181) (714) (3,622) Plus: Interest 1,324 1,333 1,312 1,423 1,362 1,357 1,486 4,935 5,392 Non-GAAP Adjusted EBIT (Note 5) (5,848) 3,399 1,912 (2,900) 624 2,012 758 1,943 (3,437) Plus: Depreciation and amortization 3,498 3,325 3,410 3,282 3,210 3,196 3,213 14,120 13,515 Non-GAAP EBITDA from Cont Op (2,350) 6,724 5,322 382 3,834 5,208 3,971 16,063 10,078 Plus: Acquisition expenses - - - - - - - - - Plus: Amortization of inventory step up - - - - - - - - - Less: Gain on purchase of business - - - - - - - - - Plus: Business integration expense - - - - - - - - - Plus: Profit improvement plans 1,413 403 (1) (359) - - - 2,946 1,456 Plus: Impairment of assets - - - - - - - - - Plus: Impairment of goodwill - - - - - - - - - Non-GAAP Adj. EBITDA (Note 5) (937) 7,127 5,321 23 3,834 5,208 3,971 19,009 11,534 Non-GAAP Adj. EBITDA as % of Net Sales -1.1% 6.8% 5.3% 0.0% 3.9% 4.9% 3.9% 4.5% 2.9% Management estimate of severe weather (not in above)- - - - - - - - - Non-GAAP Free Cash Flow Q1 2016 Q2 2016 Q3 2016 Q4 2016 Q1 2017 Q2 2017 Q3 2017 2015 2016 Non-GAAP Adjusted EBIT (from above) (5,848) 3,399 1,912 (2,900) 624 2,012 758 1,943 (3,437) Times: 1 - Tax Rate = EBIAT (3,626) 2,107 1,185 (1,798) 387 1,247 470 1,205 (2,131) Plus: Depreciation and amortization 3,498 3,325 3,410 3,282 3,210 3,196 3,213 14,120 13,515 Plus: Non Cash Impairment of Assets, Goodwill - - - - - - - - - Minus: Net change in Working Capital (4,671) (3,330) 927 (9,831) 10,906 6,247 11,135 (1,970) (16,905) Non-GAAP Cash from Operations 4,543 8,762 3,668 11,315 (7,309) (1,804) (7,452) 17,295 28,289 Minus: Capital Expenditures 1,218 1,020 1,357 1,736 3,778 2,733 5,731 12,230 5,331 Minus: Business / Capital acquisitions - - - - - - - - - Non-GAAP Free Cash Flow (Note 6) 3,325 7,742 2,311 9,579 (11,087) (4,537) (13,183) 5,065 22,958